Fifth Third Funds
	Class A Shares	(KIFIX)
Fifth Third Total Return Bond Fund	Class B Shares	(FBBDX)
Summary Prospectus	Class C Shares	(FCBDX)
Dated November 23, 2011	Institutional Shares	(KNIIX)

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated November 23, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go online at http://www.fifththirdfunds.com or call 800.282.5706 or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective
High current income. Capital growth is a secondary objective.

Fees and Expenses of the Fund
 The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fifth Third Funds, sign a Letter of Intent, or exercise the Right of Accumulation. More information about these and other discounts is available from your broker or other financial professional, and is explained in Shareholder Information-Applicable Sales Charges for the Funds on page 115 of the Fund’s Prospectus and, in the Fund’s Statement of Additional Information, in Purchasing Shares of the Funds on page 77.

SHAREHOLDER FEES				Institutional
(fees paid directly from your investment)	Class A	Class B	Class C	Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%[1]	None	None	None

Maximum Deferred Sales Charge (Load) (as a % of offering price)	None	5.00%[2]	1.00%[3]	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a % of offering price)	None	None	None	None

ANNUAL OPERATING EXPENSES				Institutional
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Shares

Management Fees	0.60%	0.60%	0.60%	0.60%

Distribution/Service (12b-1) Fees	0.25%	1.00%	0.75%	None

Other Expenses	0.29%	0.29%	0.54%	0.29%

Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	1.15%	1.90%	1.90%	0.90%

Fee Waiver and/or Expense Reimbursement[4]	0.26%	0.26%	0.26%	0.26%

Total Annual Fund Operating Expenses after Expense Reimbursement	0.89%	1.64%	1.64%	0.64%

1.
For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge (“CDSC”) of 1% is applicable to redemptions within 12 months of purchase. See “Applicable Sales Charges - Front-End Sales Charges - Class A Shares” on page 115 of the Fund’s Prospectus.

2.
5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

3.	The CDSC for Class C shares of 1% applies to shares redeemed within the first year of purchase.
4.
Fifth Third Asset Management, Inc., the Fund’s Adviser and Administrator, has contractually agreed to waive fees and expenses through November 23, 2012. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Adviser and Administrator are subject to reimbursement by the Fund for the 12 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the Adviser’s agreement to waive fees and/or reimburse expenses expires on November 23, 2012.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$561	$798	$1,053	$1,782

Class B Shares

Assuming Redemption	$667	$871	$1,201	$2,003

Assuming No Redemption	$167	$571	$1,001	$2,003

Class C Shares

Assuming Redemption	$267	$571	$1,001	$2,198

Assuming No Redemption	$167	$571	$1,001	$2,198

Institutional Shares	$65	$261	$473	$1,083

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The bonds in which the Fund invests may include U.S. Government securities and corporate debt securities, including mortgage-backed securities. Corporate bonds are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor’s, or in the Baa major rating category or higher by Moody’s, or their unrated equivalents.

The Fund is managed for growth of capital but with less volatility than a bond fund investing in lower quality securities. In selecting bond securities, the Adviser considers, among other things, the remaining maturity, the stated interest rate, the price of the security, the financial condition of the issuer, and the issuer’s prospects for long-term growth of earnings and revenues.

U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises (“GSEs”), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly creditworthy. On September 7, 2008 however, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as high yield securities, foreign bonds, and money market instruments.

Although the Adviser considers the Fund to be a long maturity bond fund, the Fund has no restrictions on its maturity or duration. The Adviser may, from time to time, shorten or lengthen the duration of the Fund’s portfolio to protect principal in the event of rising or falling interest rates. In addition, the Adviser may adjust the Fund’s sector weightings and duration to attempt to capture additional returns relative to the Fund’s benchmark.

The Fund may engage in securities lending.

The Fund may enter into futures contracts to gain exposure to, or hedge against changes in the value of interest rates or foreign currencies. The Fund may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk.

The Adviser may consider selling one of the Fund’s holdings when a deterioration in a company’s creditworthiness is detected, an individual security comprises too large of a position in the portfolio, a security’s valuations are no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below is a description of the principal risks of investing in the Fund.

Credit Risk.   The credit quality of the Fund’s securities can change rapidly in certain market environments, particularly during volatile markets and the default of a single holding could cause significant deterioration in net asset value (“NAV”). The issuer of a debt security may not meet its obligation to make principal and/or interest payments when they are due. The credit quality of a debt security can change unexpectedly and dramatically, which can cause volatility in the price of the debt security. Lower rated debt securities face higher credit

2

risk. Even though certain debt securities may be collateralized, that collateral may be insufficient to satisfy payment obligations and therefore losses still may occur.
Derivatives Risk.   Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Fixed Income Securities Risk.   The risks of investing in debt securities include interest rate risk, which is the tendency of bond prices to fall when interest rates rise and credit risk, which is the risk of an issuer defaulting on its obligations of paying principal and interest. The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably, as a result of market conditions or for reasons specific to a particular issuer. Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase. The prices of long term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity. The volatility of non-investment grade debt securities may be greater than for investment grade securities.
Foreign Investment Risk.   Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, due to fluctuations in currency exchange rates. Investments in foreign securities may be subject to foreign withholding or other taxes.
Interest Rate Risk.   Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more volatile than debt securities with shorter durations or floating or adjustable interest rates. Generally, the value of debt securities will decrease when interest rates rise and increase when interest rates fall. When interest rates fall, a borrower may pay off debt sooner than expected (prepayment) and the Fund may be forced to reinvest this money at lower yields. When interest rates rise, prepayment may slow, extending the duration of the debt security and preventing the Fund from reinvesting this money at higher yields. Fluctuations in interest rates may lead to fluctuations in the Fund’s yield or the values of the Fund’s investments.
Investment Discretion Risk.   There is no guarantee that the Adviser’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the Fund’s investment objective, which could have an adverse impact on the Fund’s performance.
Market and Regulatory Risk.   Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies or investments.
Prepayment/Call Risk.   A bond issuer may decide to pay back the principal at an unexpected time and such an event may result in greater price and yield volatility and a possible decline in income, increased capital gains and unexpected capital loss for the bond holder. For instance, the prices and yields of mortgage-backed securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.
Securities Lending Risk.   The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.
Turnover Risk.   Through active trading, the Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income for federal income tax purposes and lower performance due to increased brokerage costs.

3

Performance
The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The returns assume that Fund distributions have been reinvested. The returns for Class B, Class C and Institutional shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their Fund shares at the end of the period indicated. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. The after tax returns included in the table are only for Class A shares. After tax returns for Class B, Class C and Institutional shares will vary. The bar chart does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. You can obtain updated performance information on our website, http://fifththirdfunds.com/performance, or by calling 800-282-5706.

CLASS A TOTAL RETURN PER CALENDAR YEAR (%)

Calendar Year

Best quarter:	Q3 2009	6.41%
Worst quarter:	Q4 2008	-5.30%
Year to Date Return (1/1/11 to 9/30/11):		8.02%

AVERAGE ANNUAL TOTAL RETURNS	Inception	Past	Past	Past
(for periods ended December 31, 2010)[1]	Date	Year	5 Years	10 Years

Class A Shares (with 4.75% sales charge)	3/22/95

Return Before Taxes		2.44%	1.76%	3.31%

Return After Taxes on Distributions		0.84%	0.07%	1.64%

Return After Taxes on Distributions and Sale of Fund Shares		1.57%	0.50%	1.82%

Class B Shares (with applicable Contingent Deferred Sales Charge)	10/29/01

Return Before Taxes		1.79%	1.69%	3.18%

Class C Shares (with applicable Contingent Deferred Sales Charge)	10/29/01

Return Before Taxes		6.82%	2.02%	3.02%

Institutional Shares	3/20/95

Return Before Taxes		7.90%	3.03%	4.06%

Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)		6.54%	5.80%	5.84%

1.
For the period prior to October 29, 2001, the quoted performance for the Fifth Third Total Return Bond Fund Institutional Shares reflects the performance of the Kent Income Fund Institutional Shares with an inception date of March 20, 1995. Prior to October 29, 2001, the performance figures for the Fifth Third Total Return Bond Fund Class A Shares reflect the performance of the Kent Income Fund Investment Shares with an inception date of March 22, 1995, adjusted for the maximum sales charge. Prior to October 29, 2001, the quoted performance for Class B and Class C Shares reflects the performance of the Institutional Shares with an inception date of March 20, 1995, adjusted for expenses and applicable sales charges.

After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income tax rates. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

Management
Investment Adviser
Fifth Third Asset Management, Inc. (“FTAM”)

Portfolio Managers
John L. Cassady III, CFA, FTAM Senior Taxable Fixed Income Portfolio Manager, Lead Portfolio Manager of the Fund since October 2001
Mitchell L. Stapley, CFA, FTAM Chief Fixed Income Officer, Portfolio Manager of the Fund since March 1995
David L. Withrow, CFA, FTAM Director of Taxable Fixed Income, Portfolio Manager of the Fund since November 2007.

4

The Fifth Third Total Return Bond Fund is managed by a team of investment professionals. John Cassady, CFA, is the Fund’s lead portfolio manager and Mitchell Stapley, CFA, and David Withrow, CFA, are portfolio managers, and together they are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Cassady, Stapley and Withrow are assisted in managing the Fund by Mirko Mikelic, Jason Schwartz, CFA, and Michael Kemer. Mr. Cassady has served the Fund since October 2001; Mr. Stapley has served the Fund since March 1995; Mr. Mikelic has served the Fund since April 2005; Mr. Withrow and Mr. Schwartz have served the Fund since November 2007; and Mr. Kemer has served the Fund since November 2011.

Purchases and Sales of Fund Shares
The minimum initial investment in Class A shares, Class C shares or Institutional Shares of the Fund is $1,000. The minimum initial investment through an individual retirement account is $500. Subsequent investments must be in amounts of at least $50. Class B shares are closed to all investments.

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent. The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021. For account holders at other financial institutions, contact your investment representative at your financial institution.

Tax Information
Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

FTF-SP-TRBD1111

5